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                                                                   EXHIBIT 10.23

                                 GRID TERM NOTE

                                                                October 18, 2000

     FOR VALUE RECEIVED, WARREN V. MUSSER ("Borrower"), does hereby unconditionally promise to pay to the order of SAFEGUARD SCIENTIFICS, INC., a Pennsylvania corporation, and its successors and assigns ("Lender"), at Lender's office located at 435 Devon Park Drive, Wayne, Pennsylvania 19087, or at such other place as Lender may from time to time designate in writing, in lawful money of the United States, the aggregate unpaid principal amount of all advances (each such advance being a "Loan") made hereunder by Lender or any of its affiliates, as set forth on Schedule A attached hereto and incorporated herein by reference, as the same may from time to time be modified or amended, together with accrued and unpaid interest thereon, each due and payable on the dates and in the manner set forth in this promissory note (this "Note"). Borrower hereby authorizes Lender to list on Schedule A all advances made by Lender hereunder, which notations shall, in the absence of manifest error, be conclusive; provided, however, that the failure to make a notation or the inaccuracy of the notation shall not limit or otherwise affect the obligations of Borrower under this Note.

       1.   Principal. The aggregate principal amount of all Loans shall not
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exceed $10,000,000.

       2.   Rate of Interest.  Interest on the principal amount of all Loans
            ----------------
outstanding form time to time under this Note shall accrue at an annual rate equal to the prime rate set forth from time to time in The Wall Street Journal
                                                       -----------------------
(the "Interest Rate"). Interest payable on all Loans made hereunder shall be calculated for actual days elapsed on the basis of a 360-day year. Notwithstanding anything in this Note, the Interest Rate charged hereon shall not exceed the maximum rate allowable by applicable law. If any stated interest rate herein exceeds the maximum allowable rate, then the interest rate shall be reduced to the maximum allowable rate, and any excess payment of interest made by Borrower at any time shall be applied to the unpaid balance of any outstanding principal of this Note.

       3.   Payment of Interest and Principal; Mandatory Prepayment. Principal
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and interest on all Loans made under this Note shall be payable in full on March
15, 2001 (the "Maturity Date"). The Borrower shall make promptly a mandatory prepayment on this Note in the amount of all net proceeds realized by Borrower from the sale or refinancing of the property located at 304 Vassar Street, Cambridge, Massachusetts in accordance with the terms of the Letter Agreement referred to below.

       4.   Method and Application of Payments. All amounts payable hereunder
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shall be paid by Borrower in immediately available and freely transferable funds at the place designated by Lender to Borrower for such payment. All payments made on this Note (including, without limitation, prepayments) shall be applied to fees and expenses (including attorneys' fees), accrued interest and principal in any order Lender may choose, in its sole discretion.
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       5.   Events of Default. Each of the following events shall constitute an
            -----------------
event of default (an "Event of Default") hereunder:

            a. If Borrower shall fail to pay when due any interest or principal or any other sum payable to Lender hereunder and such failure shall continue unremedied for two (2) days after the due date thereof.

            b. If any representation or warranty made by Borrower to Lender in any statement, certificate or other document, or any financial statement provide to Lender, is false, erroneous or misleading in any material respect.

            c. If Borrower shall become insolvent or bankrupt; or if Borrower shall admit in writing his inability to pay his debts; or if Borrower shall suffer a receiver or trustee for substantially all of his property to be appointed; or if Borrower makes an assignment for the benefit of creditors; or if proceedings under any law related to bankruptcy or insolvency or the reorganization or the release of debtors are instituted against Borrower and are not dismissed or stayed within sixty (60) days; or if a receiver or trustee for Borrower or substantially all of his property shall be appointed without Borrower's consent and such receiver or trustee shall not be discharged within sixty (60) days ; or if proceedings relating to Borrower under any law related to bankruptcy or insolvency or the reorganization or the release of debtors are instituted or commenced by Borrower.

            d. If Borrower shall default in the performance of the letter agreement, dated as of October 4, 2000 and amended as of November 8, 2000 (the "Letter Agreement") between Borrower and Lender or the Security Agreement referred to in paragraph 7 below.

       6.   Remedies. Upon the occurrence of any Event of Default, (a) interest
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shall automatically and without notice begin to accrue on the outstanding balance of this Note at the Interest Rate plus two percent, (b) the entire unpaid principal amount of this Note and all unpaid interest accrued thereon shall, at the sole option of Lender upon notice to Borrower, become immediately due and payable, (c) Lender shall have the right to offset all amounts owed by Borrower hereunder against any amounts owed by Lender in any capacity to Borrower, whether or not due, and (d) Lender shall thereupon have the immediate right to exercise from time to time all rights and remedies now or hereafter available at law or in equity, all of which shall be cumulative in nature including the right to exercise its remedies with respect to any collateral securing this Note under the Security Agreement or otherwise.

       7.   Security. The obligations of Borrower hereunder are secured by a
            --------
security interest in certain of the assets of Borrower, as provided in the Letter Agreement and the Security Agreement from the Borrower of even date herewith (the "Security Agreement").

       8.   Miscellaneous. Except as expressly set forth herein, Borrower hereby
            -------------
waives presentment, demand, protest and notice of dishonor and protest, and also waives all other exemptions; and agrees that extension or extensions of the time of payment of this Note or any installment or part thereof may be made before, at or after maturity by agreement by Lender. Borrower shall pay to Lender, upon demand, all costs and expenses that may be incurred by

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Lender in connection with the enforcement of this Note including, without limitation, fees and expenses of Lender's counsel. Any failure by Lender to exercise any right hereunder shall not be construed as a waiver of the right to exercise the same or any other right at any time. No amendment to or modification of this Note shall be binding upon Lender unless in writing and signed by it. Any provision hereof found to be illegal, invalid or unenforceable for any reason whatsoever shall not affect the legality, validity or enforceability of the remainder hereof. This Note shall apply to and bind Borrower, his heirs, administrators, successors and assigns and shall inure to the benefit of Lender, its successors and assigns; provided, however, that Borrower may not assign his rights and obligations under this Note without the express prior written consent of Lender. No course of dealing on the part of the Lender, nor any delay or failure on the part of the Lender to exercise any right, shall operate as a waiver of such right or otherwise prejudice the Lender's rights, powers and remedies. The rights, powers and remedies of the Lender, permitted by law or contract or as stated herein, shall be cumulative and concurrent and may be exercised or otherwise pursued by the Lender singly, successively, or together against Borrower at the sole discretion of Lender; and the failure to exercise any such right, power or remedy shall in no event be construed as a waiver or release of the same. Lender shall not by any act of omission or commission be deemed to waive any of its rights, powers or remedies hereunder unless such waiver be in writing and signed by Lender, and then only to the extent specifically set forth therein; and a waiver of one event shall not be construed as continuing or as a bar to or waiver of such right, power or remedy on a subsequent event. This Note shall be governed by and interpreted in accordance with the laws of the Commonwealth of Pennsylvania. Borrower hereby consents to the jurisdiction of the courts of Pennsylvania in any action or proceeding which may be brought against Borrower under or in connection with this Note, and in the event any such action or proceeding shall be brought against Borrower, Borrower agrees not to raise any objection to such jurisdiction or to the laying of the venue thereof in Philadelphia, Pennsylvania.

     IN WITNESS WHEREOF, Borrower, intending to be legally bound hereby, has duly executed this Note as of the date first written above.


/s/  Robert Juelke                           /s/ Warren V. Musser
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Witness                                      Borrower:  Warren V. Musser

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                                   SCHEDULE A

                              TRANSACTIONS ON NOTE

Date                  Loans         Payments      Interest Paid     Balance
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October 18, 2000      $7,400,000                                    $ 7,200,000
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October 18, 2000      $2,600,000                                    $10,000,000
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